BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 10, 2022 01:32 PM Pacific Time

Incorporation Number: C1117210

Recognition Date and Time: Continued into British Columbia on May 2, 2017 09:30 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ZYMEWORKS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Cox, Troy

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Last Name, First Name, Middle Name:
Sacks, Natalie

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Last Name, First Name, Middle Name:
Zoth, Lota

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Last Name, First Name, Middle Name:
Galbraith, Kenneth

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Last Name, First Name, Middle Name:
Renton, Hollings C,

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Last Name, First Name, Middle Name:
Mahony, Susan

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Page: 2 of 3

Last Name, First Name, Middle Name:
Neu, Kelvin

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

Last Name, First Name, Middle Name:
Hillan, Kenneth J.

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA	114 EAST 4TH AVENUE, SUITE 800 VANCOUVER BC V5T 1G4 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

June 9, 2022

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	No Maximum	Series A Participating Preferred	Special Rights or Restrictions are attached

Page: 3 of 3